UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2010

TITLE STARTS ONLINE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53704	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4540 Alpine Avenue, Blue Ash, Ohio 45242
(Address of principal executive offices) (zip code)

513-297-3640
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement
Item 3.02     Unregistered Sales of Equity Securities

On March 15, 2010, Title Starts Online, Inc. (the “Company”) entered into subscription agreements with two accredited investors (the “March 2010 Accredited Investors”) pursuant to which the March 2010 Accredited Investors purchased 44,643 shares of the Company’s common stock for an aggregate purchase price of $250,000.  On April 7, 2010, the Company entered into subscription agreements with two accredited investors (the “April 2010 Accredited Investors”) pursuant to which the April 2010 Accredited Investors purchased 14,286 shares of the Company’s common stock for an aggregate purchase price of $80,000.  On April 12, 2010, the Company entered into subscription agreements with accredited investors (the “April 12, 2010 Accredited Investor”) pursuant to which the April 12, 2010 Accredited Investor purchased 4,464 shares of the Company’s common stock for an aggregate purchase price of $25,000.  On April 16, 2010, the Company entered into a subscription agreement with an accredited investor (the “April 16, 2010 Accredited Investor”) pursuant to which the April 16, 2010 Accredited Investor purchased 8,036 shares of the Company’s common stock for an aggregate purchase price of $45,000.

The shares of common stock were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 promulgated under the Securities Act. The investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act.

 In addition, the Company compensated John Carris Investments LLC, as placement agent (the “Placement Agent”), for assisting in the sale of common stock by paying it commissions in the aggregate amount of $40,000 and issuing the Placement Agent a common stock purchase warrant to purchase 7,143 shares of the Company’s common stock at an exercise price of $5.60 per share.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Subscription Agreement by and between Title Starts Online, Inc. and the April 2010 Accredited Investors (1)

(1)   Incorporated by reference to the Form 8-K Current Report as filed with the Securities and Exchange Commission on March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITLE STARTS ONLINE, INC.

Date: April 22, 2010	By:	/s/ Stephen S. Burns
Name: Stephen S. Burns
Title: CEO